                                                                     EXHIBIT 4.1

Exhibit 4.1 -- Specimen Stock Certificate
-----------------------------------------

Front Page of Certificate:

            NUMBER                             IXYS                              SHARES
THIS CERTIFICATE IS TRANSFERABLE   INCORPORATED UNDER THE LAWS OF      SEE REVERSE SIDE FOR CERTAIN
IN NEW YORK, N.Y. AND                  THE STATE OFDELAWARE           DEFINITIONS AND A STATEMENT AS
RIDGEFIELD PARK, N.J.                                               TO RIGHTS, PREFERENCES, PRIVILEGES
                                                                         AND RESTRICTIONS, IF ANY

This Certifies that                                                         CUSIP 46600W 10 6
Is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
OF

                                                         IXYS CORPORATION

  Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the

                                                            Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized offers.

Dated:

SECRETARY, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER           CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER
                                                                AND PRESIDENT

COUNTERSIGNED AND REGISTERED BY AUTHORIZED
SIGNATURE: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.,
TRANSFER AGENT AND REGISTRAR
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Back Page of Certificate:

LEGENDS:


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM          - as tenants in common             UNIF GIFT MIN ACT - ____________ Custodian _____________
     TEN ENT          - as tenants by the entries                               (Cust)                (Minor)
     JT TEN           - as joint tenants with right of                       under Uniform Gifts to Minors
                        survivorship and not as tenants                      Act ___________________________
                        in common                                                         (State)
     COM PROP         - as community property            UNIF TRF MIN ACT - __________Custodian (until age ____)
                                                                              (Cust)
                                                                             __________ under Uniform Transfers
                                                                               (Minor)
                                                                             to Minors Act ____________________
                                                                                                (State)

                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY
     OR OTHER IDENTIFYING NUMBER OR ASSIGNEE

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     |                                                      |
     |                                                      |
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


                                    --------------------------------------------

                                    --------------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS AGREEMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


     Signature(s) Guaranteed

     By:------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.